INCOME TAXES	9 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 9 - INCOME TAXES

Income taxes are accounted for in accordance with ASC 740 "Income Taxes". This statement prescribes the use of the asset and liability method; whereby deferred tax assets and liabilities account balances are determined based on temporary differences between financial reporting and tax basis of assets and liabilities and for tax loss carry-forwards. Deferred taxes are measured using the enacted laws and tax rates that will be in effect when the differences are expected to be reversed. The Group provides a valuation allowance, if it is more likely than not that a portion of the deferred income tax assets will not be realized.

The Group’s consolidated interim effective tax rate is based upon expected annual income from operations, statutory tax rates, and tax laws in the various jurisdictions in which the Group operates. Significant or unusual items, including those related to the change in U.S. tax law as well as other adjustments to accruals for tax uncertainties, are recognized in the quarter in which the related event occurs.

On July 4, 2025, the U.S. enacted H.R. 1 "A bill to provide for reconciliation pursuant to Title II of H. Con. Res. 14", commonly referred to as the One Big Beautiful Bill Act ("OBBBA", or "OB3"). OB3 contains a broad range of provisions affecting businesses, such as the permanent extension of certain expiring provisions of the Tax Cuts and Jobs Act, including provisions related to bonus depreciation and immediately expensing domestic research and development, as well as modifications to foreign derived intangible income and the restoration of other favorable tax provisions. The legislation has multiple effective dates, with certain provisions, including elective 100% bonus depreciation for assets placed in service after January 19, 2025, with many others generally not effective until 2026 through 2027. The effects of the new legislation are recognized upon enactment.

For the three months ended September 30, 2025 and 2024, the Group's effective tax rate was 14% and 1%, respectively. For the three months ended September 30, 2025, the Group's effective tax rate was impact to the greater extent by the Group’s generated income before taxes for the period and some extent the change in tax law enacted, in accordance with OB3.The restoration of 100% bonus depreciation has increased deferred tax liability, and the immediate expensing of domestic research and development and change in interest expense limitation has created a decrease in deferred tax assets. As a result of these additional current deductions brought by these three changes, the U.S. subsidiaries utilized less net operating loss carryover to offset taxable income in tax year 2025. Hence, the overall impact of the OB3 adoption by the U.S subsidiaries was not significant. For the three months ended September 30, 2024, the Group's effective tax rate was reduced by deferred tax impact of pre-tax losses.